Q2 2018 Earnings Supplement August 1, 2018

Cautionary Note Regarding Forward-Looking Statement Certain statements contained in this presentation constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation other than statements of historical fact, including but not limited to statements regarding the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward- looking statements. The words “believe,” “may,” “see,” “will,” “estimate,” “continue,” “anticipate,” “assume,” “intend,” “expect,” “project,” “look forward,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding the expected benefits and impact of the combination of Inovalon and ABILITY, including the expected accretive effect of the merger on Inovalon’s financial results, expectations about future business plans, prospective performance and opportunities, strategies and business plans, expectations regarding future results, expectations regarding the size of our datasets, and financial guidance for 2018. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this presentation not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth, including successfully integrating ABILITY; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successful integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including the Inovalon ONE® Platform, ScriptMed™ Cloud, Clinical Data Extraction as a Service (CDEaaS), Natural Language Processing as a Service (NLPaaS); and Elastic Container Technology (ECT); the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the effects of changes in tax laws in the jurisdictions in which we operate, including the Tax Cuts and Jobs Act of 2017; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; the timing, size and effect of business realignment and restructuring charges; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, included under the heading Item 1A, “Risk Factors,” and in subsequent filings with the SEC. The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this presentation or conform these statements to actual results or revised expectations, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance in accordance with U.S. GAAP. The GAAP measure most closely comparable to each non-GAAP measure used or discussed, and a reconciliation of the differences between each non-GAAP measure and the comparable GAAP measure, is available herein and within our public filings with the SEC. All data provided is as of June 30, 2018 unless stated otherwise. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 2

Contents 1 Overview Inovalon ONE® Platform Capability 2 This presentation serves as a Expansion supplement to the Inovalon announcement August 1, 2018 pertaining to second quarter (Q2) of 2018 results 3 2018 Q2 Financials and guidance. 4 2018 FY Guidance INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 3

Payers Pharma Devices Diagnostics The Inovalon ONE® Platform Inovalon is a vertically integrated leader in cloud-based enablement of data-driven healthcare. Inovalon provides cloud-based, real-time Massive Advanced Intervention Data connectivity, analytics, intervention, and Data Assets Analytics Toolsets Visualization data visualization solutions for hundreds of the nation’s leading health plans, pharmaceutical companies, and medical device manufacturers, and more than 50,000 acute, post-acute, and ambulatory provider sites with capabilities informed by the data of more than 252 million patients and 39 billion medical Home Care SNF Hospice events. Acute Providers Post-Acute Providers Ambulatory Providers Note: Patient and medical event counts do not yet include data from ABILITY. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 4

Empowering Data-Driven Healthcare In Scale The reach of Inovalon’s platform has grown to touch the vast majority of the United States, able to empower the market’s largest data-driven healthcare initiatives. 100s Payers, Pharma, Device, and Diagnostics Organizations 252M+ Patients* 50K+ Provider Sites * Note: Patient count does not yet include data from ABILITY. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 5

Connectivity Expansion 200,000 PHYSICIANS CONNECTED 180,000 160,000 Inovalon’s direct-connect, real-time EHR connectivity continues to expand rapidly. 140,000 71% By the end of Q2 2018, Inovalon’s direct 120,000 Year-over-Year EHR connectivity had grown to more Expansion than 185,000 physicians, a year-over- 100,000 (2Q18 vs 2Q17) year increase of more than 70%. 80,000 Physician Count Physician 60,000 40,000 20,000 0 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 6

MORE² Registry® Dataset Expansion

Inovalon's primary-source datasets continue to expand rapidly. As of the end of Q2 2018, the MORE² Registry® dataset contained more than 252 million unique patient counts and 39 billion medical event counts, increases of 10% and 31%, respectively, compared with June 30, 2017.

- One of the industry's largest independent healthcare datasets, with more than 252M patients and 39B medical events
- Primary-sourced, longitudinally-matched, with data from all major U.S. healthcare programs
- Contains EHR, claims, scripts, labs, provider, demographic data & more
- Qualified Entity (QE) containing CMS' Fee for Service Medicare Data
- Empowers and informs our industry-leading analytics, creating differentiation and client value



MORE² REGISTRY® DATASET GROWTH
Patient Count
Medical Event Count
Medical Event Count (billions)
Patient Count (millions)
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210 220 230 240 250 260
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2Q18

Data resulting from the integration with ABILITY Network is not yet reflected within the MORE² Registry® dataset and is therefore not reflected within the aforementioned data metrics as of this date.

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Contents 1 Overview Inovalon ONE® Platform Capability 2 This presentation serves as a Expansion supplement to the Inovalon announcement August 1, 2018 pertaining to second quarter (Q2) of 2018 results 3 2018 Q2 Financials and guidance. 4 2018 FY Guidance INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 8

ScriptMed™ Cloud

ScriptMed™ Cloud brings to the Specialty Pharmacy marketplace a cloud native, SaaS-based enterprise-wide solution empowering a new generation of data-driven specialty pharmacy capabilities, delivering increased efficiency, lower operating costs, and improved patient outcomes and experience.



Connected Parties
Health Plans
EHRs & HIEs
Hospitals & Health Systems
Pharmaceutical & Suppliers
Data Supplementation
Diagnostic Platforms
HUB
Laboratory Systems
ScriptMed™ Cloud
A Configuration of the Inovalon ONE® Platform
MORE² Registry®
Analytics
ScriptMed™ Cloud Users
Physicians & Practice Groups
Technicians
Nurses
Specialty Pharmacies
Patients
Reporting & Visualization
Clinical Care Management
Order Management
Revenue Cycle Management
Contract Management
Referral Management
Inventory Management
Order Fulfillment

* Provided for illustrative purposes only

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ScriptMed™ Cloud

Advanced Capabilities

The ScriptMed™ Cloud configuration of the Inovalon ONE® Platform brings together large-scale data assets, connectivity, analytics, and cloud-based speed to the high-complexity and high-cost arena of specialty pharmacy.

Meaningful Differentiation

The Platform's capabilities meaningfully reduce time-to-fill, costs, and error rates, while empowering advanced functionality, greater flexibility, operational efficiency, and a focus on clinical and quality outcomes.

- **Sophisticated clinical protocols** powered by patient-specific data and advanced analytics
- **Extensive connectivity** with EHRs, HIEs, payer systems, and provider-sites to speed necessary data capture and authorization processes
- **Modular design** allowing health plans and provider systems to integrate more easily with in-house capabilities and other third-party pharmacy solutions
- **Real-time analytics and data accessibility** to timely inform clinical interactions and improve patient experience
- **Simultaneous multi-stakeholder coordination** enabling parallel processes related to each unique patient's needs, materially accelerating time-to-fill improvements
- **Real-time process coordination** of patient-level and provider-level data with all elements of care management, referral management, order fulfillment, order management, inventory management, revenue cycle management, and relevant contract management supporting payer and pharmaceutical manufacturer requirements
- **Highly granular business intelligence tracking and reporting** to deliver insights on system, financial, clinical, and operational status and performance in real-time

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CDEaaS™ Inovalon’s Clinical Data Extraction as a Service (CDEaaS™) leverages the Inovalon ONE® Platform’s extensive real-time connectivity, datasets, and large-scale compute processing capacity to autonomously identify and aggregate medical record data faster, at lower costs, and with greater quality control than the marketplace’s traditionally labor-based approach. Clients simply submit data detailing patients for which clinical data is needed, and the Inovalon CDEaaS capability identifies where within the healthcare ecosystem the data may reside and autonomously captures the data, rendered in CMS-compliant and NCQA-compliant formats for a wide array of applications. CDEaaS™ An offering of the Inovalon ONE® Platform Client Cloud-Based Organizations Provider Practice Solo Direct- Cloud-Based Hospital 1001110100011010010011101000110100100111010001101001001110100011010010011101000001101001001110100011010010011110000000000000000000101011101Network EHR Group EHR Practice EHR Connect EHR EHR EHR Regulators & Health 10000111100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Oversight Plans 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Bodies 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 MORE2 Registry® Analytics 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Hospitals 10011101000110100100111010001101001001110100011010010011101000110Pharmaceutical Requests For 1001001110100011010010011101000110100100111100010101110110000111 & Health 1001110100011010010011101000110100100111010001101001001110100011& Medical Device Medical Records 01001001110100011010010011101000110100100111100010101110110000111 Systems Companies Resulting Files Returned Autonomously State HIE Regional HIE City HIE Provider HIE Hospital HIE Cloud-Based HIE * Provided for illustrative purposes only INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 11

NLPaaS™ Inovalon’s Natural Language Processing as a Service (NLPaaS™) leverages the Inovalon ONE® Platform’s highly adaptive, machine learning capabilities and billions of known medical events to transform unstructured clinical data into highly valuable, structured clinical data and analyze results at massive scale in fractions of a second. Inovalon’s NLPaaS solution empowers health plans, hospitals, regulators, and life sciences companies to convert the myriad of healthcare data that exists in unstructured formats into discrete data and analyze the results for issues of clinical quality, risk, disease outcomes, and cost implications rapidly, autonomously, and cost effectively. NLPaaS™ An offering of the Inovalon ONE® Platform Resulting Structured Data and Analyses 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 10011101000110100100111010001101001001110100011010010011101000110100100Unstructured Clinical Data 1110100011010010011101000110100100111100010101110110000111Raw Structured 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111Data Files 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 MORE2 Registry® Analytics 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Data Analytical 100111010001101001001110100011010010011101000110100100111010001101001001110100011010010011101000110100100111100010101110110000111 Result Files Annotated Medical Record Cross- Walks for Audit Trail Purposes * Provided for illustrative purposes only INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 12

CDEaaS™ & NLPaaS™

Broad Need

More than a 100 million medical records are sought for review and analysis every year within the United States. The need to access this deep clinical data is growing at tremendous rates as the market increasingly focuses on outcomes, compliance, and financial performance. Easier access, faster speeds, and lower costs are seen to even further drive demand.

Highly Scalable

The Inovalon CDEaaS™ and NLPaaS™ offerings are able to access and analyze massive amounts of clinical data at ultra-high speeds in massive scale.

- **Faster:** Results come back in minutes to hours, not weeks to months typically required by alternative, labor-based medical record collection approaches
- **More Comprehensive Results**: Clients often are unaware of where patients' clinical data actually resides - a problem solved by Inovalon's datasets of billions of medical events
- **Highly-configurable:** accepts various document types at massive scale, leveraging ML capabilities for document prioritization and condition detection
- **Higher Quality**: Platform-based data aggregation and machine learning on millions of medical record review training cycles avoids human error and allows for analytical process controls resulting in a vastly superior overall data quality
- **Greater Operational Flexibility**: No need to plan for staffing, training, and project coordination. The Inovalon Platform is always ready for requests
- **Lower Costs**: Much less expensive than the costs of alternative, labor-based medical record collection and analysis approaches

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Contents 1 Overview Inovalon ONE® Platform Capability 2 This presentation serves as a Expansion supplement to the Inovalon announcement August 1, 2018 pertaining to second quarter (Q2) of 2018 results 3 2018 Q2 Financials and guidance. 4 2018 FY Guidance INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 14

Subscription-Based Progression Inovalon continues to transform its revenue stream to subscription-based platform offerings. In Q2 2018, Inovalon generated 78% of revenues from subscription-based platform offerings as compared to 66% in Q2 2017. Sequential organic subscription-based platform revenue growth (i.e., excluding contribution from ABILITY) was 18% from Q1 2018 to Q2 2018 (and was 21% when excluding ACA withdrawal impact). $37.5 $152.8 $110.6 $115.9 $114.6 $9.2 $0.7 $108.3 $14.4 78% $92.8 ($1.8) 68% 66% 66% 63% 74% 20% 16% 21% 21% 12% 11% 16% 13% 13% 17% 15% 10% Q1 Q2 Q3 Q4 Q1 Subscription- Client ACA Legacy Services ABILITY Q2 2017 2017 2017 2017 2018 Based Withdrawal Solution Growth Contribution 2018 Platform Impact Growth Growth Services Legacy Solutions Subscription-Based Platform Offerings All numbers in millions. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 15

Adjusting for Non-comparable G&A

General and administrative expenses increased $24.3M in Q2 2018 as compared to Q2 2017. The increase was driven by $11.2M in non-comparable items that do not otherwise relate to Inovalon's ongoing performance, $11.5M in acquired G&A associated with the ABILITY and CCS acquisitions, and $1.6M in combined employee-related and professional fees associated with the Inovalon ONE® Platform development, launch, and associated data center expansions. Normalized G&A for Q2 2018 was $49.0M.



Inclusive of ABILITY
$11.2 Million in Non-Comparable or One-Time Expenses
$35.9
$1.1
$0.5
$11.5
$8.5
$2.2
$0.5
$60.2
($11.2)
$49.0
Q2 2017 Actual
Employee-Related Expenses
Professional Fees
Acquired G&A
Contingent Consideration
IPO Lawsuit Legal Fees
Other Non-Recurring
Q2 2018 Actual
Non-Comparable Or One-Time Expenses
Normalized Q2 2018 Quarterly Expense

• Normalized G&A excludes the impact from fair value contingent consideration accretion measurement. The $8.5 million Contingent Consideration reflects fair-value adjustment to acquisition-related contingent compensation related to positive performance achieved during the second quarter of 2018. All numbers in millions, subject to rounding.

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Contents 1 Overview Inovalon ONE® Platform Capability 2 This presentation serves as a Expansion supplement to the Inovalon announcement August 1, 2018 pertaining to second quarter (Q2) of 2018 results 3 2018 Q2 Financials and guidance. 4 2018 FY Guidance INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 17

Revenue Offering Mix The following guidance, previously provided on May 8, 2018, is being reaffirmed. $568 - $593 $449.4 $437.3 $427.6 ~75% 53% 54% 66% 43% 34% 19% ~13% 12% 15% ~12% 4% 2015 2016 2017 2018G Services Legacy Solutions Subscription-Based Platform Offerings All numbers in millions. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 18

Revenue The following guidance, previously provided on May 8, 2018, is being reaffirmed. $568 - $593 $449 2011 – 2018G $437 $428 13% CAGR $362 $300 $296 $240 2011 2012 2013 2014 2015 2016 2017 2018G Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. All numbers in millions. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 19

Adjusted EBITDA The Company is increasing its guidance regarding full-year 2018 Adjusted EBITDA. $166 - $176 $152 $134 2011 – 2018G 17% CAGR $108 $109 $100 $72 $58 36% 37% 35% 29% 24% 24% 23% 24% 2011 2012 2013 2014 2015 2016 2017 2018G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. All numbers in millions. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 20

Cash Flow From Operations The following guidance, previously provided on May 8, 2018, is being reaffirmed. $104 - $115 (Non-GAAP) 1 $98 $90 - $100 $93 (GAAP) 1 2011 – 2018G $86 11% CAGR $66 $68 $54 $46 22% 24% 22% 22% 19% ~19% 18% 16% - ~18% 1 1 2011 2012 2013 2014 2015 2016 2017 2018G % of Revenue Note: CAGR calculations undertaken to the mid-point of 2018 Guidance. All numbers in millions. 1 2018G presents both GAAP and Non-GAAP in order to highlight the one-time exclusion of acquisition-related transaction and integration costs. See Non-GAAP reconciliation on Slide 29. Black dotted line represents the midpoint of the GAAP guidance range. Percent (%) reflects Non-GAAP as a percent of revenue. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 21

CAPEX Returning Towards Historical Levels During the period Q3 2016 through Q1 2018, the Company elected to invest more than $40M into incremental development towards the launch of the Inovalon ONE® Platform. The period of this disproportional investment is now nearly complete and is increasingly being harvested through the successful engagement of clients for highly-differentiated platform offerings. As a result, the Company sees the capital investments of the Company (inclusive of ABILITY) returning towards historical levels (as a percentage of revenue) in 2018. Inclusive of ABILITY $65.5 $55 - $60 $28.1 $6 - $7 $39.1 15% $7.8 $36 - $38 $26.4 9% $18.8 $22.7 9% - 10% $28.5 6% 6% 6% $23.2 $13.2 $20.2 $25.2 $8.9 $13 - $15 $5.6 $8.1 $2.5 $1.2 2013 2014 2015 2016 2017 2018G Maintenance Capital Expenditure Innovation Capital Expenditure (incl. Cap. Software) Inovalon ONE® Platform Buildout Capital Expenditure % Of Revenue Capital Expenditure (CAPEX) is defined as the sum of Purchases of property and equipment and Investment in capitalized software. All numbers in millions. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 22

2018 Revenue Guidance Bridge

Inovalon continues to transition its business to an increasingly subscription-based cloud-based platform model. The Company's advancing capabilities and technologies continue to be positively recognized in the marketplace, in addition to the in-year contribution from the ABILITY acquisition.

At the same time, external market forces related to the ACA that occurred in 2017 are a short-term opposing force in 2018.

This combination of factors in 2018 yields full-year revenue guidance of $568M to $593M, or expected revenue expansion of 29% at the midpoint.

The graphic to the right is for illustrative purposes only.

- Net Client Churn expected to be ~5 points in 2018
- Client decisions in 2017 to withdraw from ACA markets, unrelated to the efficacy of Inovalon services, is a short-term headwind of ~8 points in 2018, most pronounced in 1H 2018
- Continued transition and expansion of Inovalon ONE® Platform adoption is seen driving new platform client sales of ~16 points of growth in 2018
- ABILITY acquisition expected to contribute 24 points of revenue growth



Full Year 2017 vs. 2018 Guidance
Revenue Growth of 29% at the Midpoint
$449.4
~(5 pts)
~(8 pts)
~16 pts
~2 pts
~24 pts
$593
-
$568
2017 Actual Revenue
Net Client Churn
Client ACA Withdrawals
New Client Sales
CCS Acquisition (in 2017)
ABILITY Acquisition
2018 Revenue Guidance

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2018 Adjusted EBITDA Margin Bridge

Inovalon continues to expect operating leverage, driven by further improvement in mix and pricing, benefit from technology-enabled efficiency initiatives, and contribution from ABILITY. The Company sees these factors driving ~520 basis points of Adjusted EBITDA margin expansion in 2018, an increase of 50 basis points from the prior forecast.

- The full gross margin benefit of an increasing mix of higher margin Platform offerings, coupled with continued technology-enabled efficiencies and the ABILITY acquisition, is seen to be partially offset by one-time client ACA withdrawals
- Efficiencies achieved in overhead are expected to fully offset continued investments in strategic areas for the Company


~520 Basis Point Year-to-Year Improvement
24.3%
~30 bps
~20 bps
~40 bps
~330 bps
~90 bps
29.5%
Represents ~60 bps of Gross Margin Expansion Y/Y Excluding ABILITY, ~390 bps Gross Margin Expansion Y/Y Including ABILITY
FY 2017 Adj. EBITDA Margin %
Investment Initiatives / Overhead Efficiencies
Platform Mix & Price Changes
Platform Efficiencies
ABILITY Platform Contribution
ABILITY Operating Contribution
FY 2018G Adj. EBITDA Margin %

The graphic to the right is for illustrative purposes only.

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Financial Guidance Table The Company is updating full-year 2018 financial guidance to reflect: 1) expenses incurred from one-time restructuring initiatives undertaken during the second quarter of 2018, 2) increased fair-value contingent consideration in the setting of strong performance during the second quarter of 2018, 3) increased non-cash intangible asset amortization expense associated with the purchase accounting review related to the ABILITY acquisition, 4) increased capital expenditures in response to increased business engagements, and 5) the increased Non-GAAP profitability of the Company. Updated (8/1/18) Previous (5/8/18) Financial Metric 2018 Financial Guidance 2018 Financial Guidance Revenue $568 million to $593 million $568 million to $593 million Net (Loss)/Income ($24 million) to ($18 million)1 ($13 million) to ($5 million)1 Non-GAAP net income $50 million to $58 million $46 million to $55 million Adjusted EBITDA $166 million to $176 million $163 million to $174 million Net Cash Provided By Operating Activities $90 million to $100 million $90 million to $100 million Non-GAAP Net Cash Provided By Operating Activities $104 million to $115 million $104 million to $115 million Capital Expenditure $55 million to $60 million $50 million to $55 million Diluted Net (Loss)/Income Per Share2 ($0.16) to ($0.12) ($0.09) to ($0.03) Non-GAAP diluted net income per share2 $0.34 to $0.40 $0.32 to $0.38 (1) GAAP net (loss)/income includes estimated: one-time restructuring costs of $9.5 million, acquisition-related contingent consideration expense of $14.0 million, transaction costs of $7.0 million, non-recurring integration costs of $7.5 million, and intangible asset amortization of $45.0 million. (2) The Company is assuming 146 million weighted average diluted shares and an effective tax rate of approximately 30% for the full year 2018. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 25

Appendix INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 26

Reconciliation of Forward-Looking Guidance Adjusted EBITDA Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income or loss calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, loss or gain on disposal of equipment, loss or gain on debt extinguishment, interest income, interest expense, provision for income taxes, stock-based compensation, acquisition costs, restructuring expense, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of net income to Adjusted EBITDA follows: Guidance Range Twelve Months Ending December 31, 2018 (In millions) Low High Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA: Net (loss)/income $ (24) $ (18) Depreciation and amortization 96 96 Interest expense 49 49 Interest income (2) (2) Realized losses on short-term investments 1 1 (Benefit)/provision for income taxes (1) (13) (10) EBITDA 107 116 Stock-based compensation 15 15 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Contingent consideration accretion 10 10 Compensatory contingent consideration 4 4 Restructuring expense 9 9 Other non-comparable items (2) 7 7 Adjusted EBITDA $ 166 $ 176 Adjusted EBITDA Margin 29.2% 29.7% (1) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. (2) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 27

Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Inovalon defines Non-GAAP net income as net income or loss calculated in accordance with GAAP, adjusted to exclude tax-affected stock- based compensation expense, acquisition costs, restructuring expense, amortization of acquired intangible assets, tax on equity exercises, and other non-comparable items. The Company defines Non-GAAP diluted net income per share as Non-GAAP net income divided by diluted weighted average shares outstanding. A reconciliation of net income to Non-GAAP net income follows: Guidance Range Twelve Months Ending December 31, 2018 (In millions, except per share amounts) Low High Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income: Net (loss)/income $ (24) $ (18) Stock-based compensation 15 15 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Contingent consideration accretion 10 10 Compensatory contingent consideration 4 4 Amortization of acquired intangible assets 45 45 Restructuring expense 9 9 Other non-comparable items (1) 7 7 Tax impact of add-back items (2) (30) (29) Non-GAAP net income $ 50 $ 58 GAAP diluted net (loss)/income per share $ (0.16) $ (0.12) Non-GAAP diluted net income per share $ 0.34 $ 0.40 Weighted average shares of common stock outstanding - diluted 146 146 (1) Other “non-comparable items” include items that are not comparable across reporting periods or items that do not otherwise relate to the Company’s ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies, and legal expenses beyond those in the normal course of business. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company’s period over period and ongoing operating performance. (2) A 30% tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 28

Reconciliation of Forward-Looking Guidance Non-GAAP Net Cash Provided By Operating Activities Inovalon defines Non-GAAP net cash provided by operating activities as net cash provided by operating activities calculated in accordance with GAAP, adjusted to exclude certain acquisition costs, specifically transaction costs and integration costs. A reconciliation of forward-looking net cash provided by operating activities to forward-looking Non-GAAP net cash provided by operating activities follows: Guidance Range Twelve Months Ending December 31, 2018 (In millions) Low High Reconciliation of Forward-Looking Guidance Net Cash Provided by Operating Activities to Non-GAAP Net Cash Provided by Operating Activities: Net cash provided by operating activities $ 90 $ 100 Acquisition costs: Transaction costs 7 7 Integration costs 7 8 Non-GAAP net cash provided by operating activities $ 104 $ 115 INOV Q2 2018 Earnings Supplement (8.1.18) v1.0.0 29

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